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SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101


General Information   (207) 879-6200
Account Information   (800) 344-8332
Fax                   (207) 879-6050


INVESTMENT OBJECTIVE

Capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its total assets invested in equity securities of companies having market capitalizations under $1 billion.

INVESTMENT MANAGER

Schroder Capital Management International Inc., (the 'Investment Adviser') is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide. The Schroder Investment Management Group has been managing investment portfolios since the early years of this century. At October 31, 1995 the Schroder Investment Management Group had over $100 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $15 billion under management.

                                                               December 15, 1995

Dear Shareholder:

      We are pleased to report that the Schroder U.S. Smaller Companies Fund has once again continued its strong performance over the past year. On October 31, 1995, the end of the Fund's fiscal year, the Fund's net assets were $15,287,216 and net asset value per share was $15.14. For the same twelve month period, the Fund registered a total return of 32.84%, comparing favorably with a rise of 18.35% for the Russell 2000. Since inception on August 6, 1993, the Fund has appreciated by 58.05% as compared to 24.38% for the Russell 2000.

      This past year has been an exceptional one for U.S. equity investing. Against a background of declining bond yields and subdued inflationary pressures, companies have generally delivered sound profits growth. In the small capitalization sector, technology stocks have come into sharp focus with the introduction of new products. It is to the credit of your Fund's management team that the excellent annual performance was attained without taking an excessive portfolio risk by overweighting the technology sector.

      As we look at the economic situation, we remain optimistic that the current economic cycle will endure at least through 1996, as imbalances which normally herald recessions are notably absent. Inflation has been well controlled by a proactive Federal Reserve Board and by fierce international competition in many key industries. Importantly, we do not believe that consumer debt is nearly as serious a problem as conventional wisdom would have it, with debt service costs currently well below past peaks and broad measures of delinquency rates subdued. Schroder economists expect the U.S. economy to grow at a rate of 2.5% to 3.0% in 1996, which should be

--------------------------------------------------------------------------------


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SCHRODER U.S. SMALLER COMPANIES FUND
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sufficiently moderate to prevent a serious increase in inflation. Furthermore, the economic background ought to be enhanced at some stage in the not too distant future by a budget package that will put fiscal policy on a more sustainable path and that could give the Federal Reserve room to implement another modest reduction in interest rates. Against such a background the environment for small capitalization equity investment should remain positive.

    We thank you for your continued support and interest in the Fund.

Sincerely,


HERMANN C. SCHWAB                                    LAURA E. LUCKYN-MALONE
Hermann C. Schwab                                    Laura E. Luckyn-Malone
Chairman                                             President


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SCHRODER U.S. SMALLER COMPANIES FUND
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PORTFOLIO STRATEGY

      The Schroder U.S. Smaller Companies Fund rose by 20.80% and 32.84% during the six and twelve month periods ending October 31, 1995, comparing favorably to the 12.30% and 18.35% rise registered by the Russell 2000 for the comparable period. The Fund's net assets at year end were $15,287,216.

      The Fund's strategy during the past fiscal year was focused on investing in companies that were expected to register above average earnings growth in a slowing economy. This was based on management's belief that a `soft landing' in the economy would be achieved successfully, and that, while the effect of interest rate increases in 1994 would moderate the rate of economic growth, it would not push the economy into recession. We have therefore continued to look for an elongated economic cycle, with continued low inflation. Consequently, we reduced our weighting in the basic materials sector during the year, as the threat of commodity price inflation was reduced due to slowing demand growth. Despite great publicity concerning new technology product introductions, we lowered our exposure to technology stocks mid-year from neutral to an underweight position, as the sector's increased valuation and announcements of additional capacity investment in semiconductors significantly added to investment risk. Areas where we have continued to build up our investments are the healthcare and temporary employment sectors, where there is reasonable certainty about the predictability of earnings growth.

      Smaller companies underperformed the S&P 500 for much of fiscal 1995, as strong corporate profit growth and a declining dollar helped boost larger multinational companies' shares. This trend was reversed in early summer, as the dollar bottomed against the major currencies and corporate profits growth appeared to reach peak levels. From June through September, small capitalization stocks (as measured by the Russell 2000) outperformed the S&P 500 by 3.98%. By September, there was a healthy environment for new small company Initial Public Offering activity which broadened the investment selection availability for your Fund. One addition to the portfolio after year end was Pete's Brewing Company, the fastest growing and second largest domestic specialty brewer in the United States.

      Within the small cap universe, technology was the best performing sector by a substantial margin, driven by strong consumer demand for high performance personal computers. But financials performed well too, helped by declining interest rates, as well as merger and acquisition activity in the banking and savings and loan industries. Turning to poor performers, the consumer cyclical sector underperformed the Russell 2000 throughout the year, as retailing results continued to be disappointing due to weak consumer spending and industry over-capacity. The Fund, however, substantially outperformed the Russell 2000 in this sector, helped by holdings such as Accustaff, Inc, a temporary employment company that rose by 220% during the fiscal year, and HFS Incorporated, a franchiser of hotel properties that added 125% to its market value during the same period.

      At year end, the Fund was overweighted in the healthcare, consumer cyclical and energy sectors and underweighted in technology, financials, and basic materials relative to the Russell 2000 index. Bottom-up stock selection continues to drive sector allocation.

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SCHRODER U.S. SMALLER COMPANIES FUND
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MANAGEMENT DISCUSSION
WHY IS THE FUND SO HEAVILY WEIGHTED IN HEALTHCARE?

      The healthcare sector is one of the least economically-sensitive sectors in the market, and would not be affected by an earnings slowdown. This is a dynamic sector, characterized by consolidation and rapid market change, offering significant earnings growth opportunities for a selected group of companies. The Fund holds, for example, Compdent Corporation, a leading consolidator in the managed dental care industry. We expect that the company will experience strong revenue and earnings growth through both enrollment growth and acquisitions.

WHAT ARE THE CHARACTERISTICS OF THE COMPANIES IN WHICH YOU INVEST?

      We invest in companies where management has a significant ownership stake and incentive to increase shareholder value. We focus on companies in profitable businesses with dominant market positions, and a well-articulated strategy to grow. Valuation is an important consideration in the purchase decision and given the extensive research resources of the Investment Adviser we believe we are able to identify a broad number of inefficiently priced securities.

HOW DO YOU EXPECT THE ENVIRONMENT FOR INVESTING TO BE NEXT YEAR?

      Considering the outlook for moderate economic growth, benign inflation, possibility of a capital gains tax cut, and increased attention on 1996 Presidential elections, we are cautiously optimistic about next year's investment environment. However, valuations have crept up during this year, and selected areas of the market will be vulnerable. We believe selectivity will be key in achieving performance results next year.

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                                       4


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SCHRODER U.S. SMALLER COMPANIES FUND
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    INVESTMENT ADVISER'S REPORT -- COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT

    The following chart reflects a comparison of a change in value of a $10,000 investment in Schroder U.S. Smaller Companies Fund, including reinvested dividends and distributions, and the performance of the Russell 2000 Index. Investment Return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive nor a guarantee of future results.


                           SCHRODER U.S. SMALLER COMPANIES
                                         VS.
                                 RUSSELL 2000 INDEX


VALUE ON 10/31/95
-----------------

Schroder U.S. Smaller Companies Fund $15,805 (58.05% cumulative return) Russell 2000 Index $12,438 (24.38% cumulative return)

AVERAGE ANNUAL TOTAL RETURN
---------------------------

              U.S. Smaller Companies             Russell 2000*
              ----------------------             ------------

One Year              32.84%                          18.35%
Since Inception       22.57%                          10.59%**
   on 8/6/93




                                  [PERFORMANCE GRAPH]


                         SCHRODER      RUSSELL 2000
                        ---------      ------------
           31-AUG-93      10000           10000
              OCT-93      10599           10547
              OCT-94      11898           10510
              OCT-95      15805           12438


 * The Russell 2000 is a capitalization weighted index of 2000 small capitalization U.S. companies.

** Annualized return for the Russell 2000 is based on an inception date of 8/31/93. Index return does not include expenses, which have been deducted from the Fund's return.

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                                       5


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SCHRODER U.S. SMALLER COMPANIES FUND
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                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1995
                 INVESTMENT BY INDUSTRY


INDUSTRY                                 % OF NET ASSETS
--------------------------------------------------------
Basic Materials                                 2.7%
Capital Goods/Construction                      6.8%
Consumer Cyclicals                             19.5%
Consumer Staples                                7.9%
Energy                                         10.2%
Financial                                      13.1%
Healthcare                                     14.6%
Technology                                     12.6%
Transportation/Services/
  Miscellaneous                                 8.9%
Cash & Other Net Assets                         3.7%
                                            --------
Total                                         100.0%



                    TOP TEN HOLDINGS


SECURITY                                 % OF NET ASSETS
--------------------------------------------------------
Computervision Corp.                           2.7%
Eckerd Corp.                                   1.6%
Performance Food Group Co.                     1.5%
Nellcor Puritan Bennett, Inc.                  1.5%
Daka International Inc.                        1.5%
Haemonetics Corp.                              1.5%
Cadence Design System, Inc.                    1.4%
U.S. Facilities Corp.                          1.4%
Leader Financial Corp.                         1.4%
Compdent Corp.                                 1.4%
                                            -------
Total                                         15.9%

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                                       6


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SCHRODER U.S. SMALLER COMPANIES FUND
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SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

                COMMON STOCK  -  96.3%
    SHARES                                      VALUE US$
  ----------                                   -----------

                BASIC MATERIALS  -  2.7%
         3,000  Bowater, Inc.                       132,750
         7,000  Chase Brass Industries Inc.*         91,875
         4,700  Quanex Corporation                   92,825
         8,400  U.S. Can Corporation*               102,900
                                                -----------
                                                    420,350
                                                -----------

                CAPITAL GOODS/CONSTRUCTION  -  6.8%
         6,000  Donaldson Company, Inc.             146,250
         3,000  Harsco Corporation                  158,250
         8,500  Kirby Corporation*                  140,250
         5,000  Larson Davis Incorporated*           26,250
         8,000  Masland Corporation                 112,000
         4,800  Stewart Stevenson Services          109,200
         7,000  U.S.A. Waste Services, Inc.*        147,000
         2,500  Varity Corporation*                  90,625
         2,500  York International Corporation      109,375
                                                -----------
                                                  1,039,200
                                                -----------

                CONSUMER CYCLICALS  -  19.5%
         4,500  Accustaff, Inc.*                    200,250
         6,500  Barefoot Inc.                        78,812
         5,900  Career Horizons Incorporated*       157,825
         5,700  Consolidated Stores
                 Corporation*                       131,812
         7,500  Daka International
                 Incorporated*                      227,812
         6,500  Dave & Buster's, Inc.*               97,500
         7,800  Finlay Enterprises Inc.*            107,250
         3,000  HFS Incorporated*                   183,750
        10,000  Interface Inc.                      151,250
         4,262  La Quinta Inns, Incorporated        109,746
         2,000  Movie Gallery, Incorporated*         77,000
         3,750  Nautica Enterprises*                128,437
         4,600  Petco Animal Supplies*              128,800
         6,500  Quiksilver Inc*                     201,500
         5,000  River Oaks Furniture,
                 Incorporated*                       40,000
         4,400  Scientific Games Holdings
                 Corp.*                             144,100
         8,250  Sonic Corporation*                  181,500
         5,000  Talbots, Inc.                       121,250
         3,800  Viking Office Products*             169,100
         8,000  Warnaco Group, Inc., Class A        186,000
         7,500  WestPoint Stevens, Inc.*            158,437
                                                -----------
                                                  2,982,131
                                                -----------

                CONSUMER STAPLES  -  7.9%
         5,500  Big B, Inc.                          81,125
        10,000  Continental Waste Industries
                 Inc.*                              172,500
         6,000  Eckerd Corporation*                 237,750
         7,000  General Nutrition Companies*        174,125
         3,150  Harman International
                 Industries, Inc.                   145,294
                CONSUMER STAPLES (CONCLUDED)
         4,100  McKesson Corporation                195,775
         5,600  Omnicare, Inc.                      203,000
                                                -----------
                                                  1,209,569
                                                -----------

                ENERGY  -  10.2%
         3,500  Cairn Energy USA, Inc.*              42,000
         6,000  Camco International,
                 Incorporated                       137,250
         5,000  Cooper Cameron Corporation*         126,876
         8,000  Cross Timbers Oil Company           116,000
        10,000  Flores & Rucks, Inc.*               130,000
         2,000  Input/Output, Inc.*                  74,750
         5,500  Noble Affiliates Inc                136,125
         6,400  Phoenix Resource Cos Inc            113,600
         8,000  Seagull Energy Corporation*         137,000
        11,500  Tesoro Petroleum Corporation*        90,563
        10,000  Texas Meridian Resources
                 Corporation*                       108,750
         4,100  Tosco Corporation                   141,450
         3,000  Ultramar Corporation                 73,125
         7,000  Union Tex Pete Holdings Inc.        126,000
                                                -----------
                                                  1,553,489
                                                -----------

                FINANCIAL  -  13.1%
         5,000  AT&T Capital Corp.                  200,000
         6,000  Allmerica Financial
                 Corporation*                       150,751
         6,000  Center Financial Corporation        108,000
         3,000  Commercial Federal Corporation       98,625
         5,000  Compass Bancshares
                 Incorporated                       155,000
         5,000  General Acceptance Corp.*           132,500
         6,000  Leader Financial Corporation        213,750
         8,000  MLF Bancorp, Inc.                   180,000
         8,000  Penncorp Financial Group,
                 Incorporated                       191,000
         3,000  TCF Financial Corporation           176,250
        11,500  U.S. Facilites Corporation          217,063
         6,000  Union Planters Corp.                183,751
                                                -----------
                                                  2,006,690
                                                -----------

                HEALTHCARE  -  14.6%
         7,000  Bergen Brunswig Corporation         145,250
         7,000  Community Psychiatric Centers        76,125
         6,800  Compdent Corporation*               211,650
         3,000  Genzyme Corporation*                174,750
        12,000  Haemonetics Corporation*            226,500
        17,000  Healthdyne Inc.*                    168,937
        11,062  Healthdyne Technologies
                 Incorporated*                      118,916
         8,000  Invacare Corporation                202,000
        18,000  Isis Pharmaceuticals,
                 Incorporated*                      182,250
         6,500  Multicare Companies Inc.*           121,875

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                                       7


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SCHRODER U.S. SMALLER COMPANIES FUND
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SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1995

                COMMON STOCK

      SHARES                                      VALUE US$
    ----------                                   -----------
                HEALTHCARE (CONCLUDED)
         4,000  Nellcor Puritan Bennett,
                 Incorporated*                       230,000
         7,000  Respironics, Inc.*                   152,250
         3,000  Shared Medical Systems Corp.         115,875
        10,000  Sullivan Dental Products, Inc.        97,500
                                                 -----------
                                                   2,223,878
                                                 -----------

                TECHNOLOGY  -  12.6%
         6,000  Amphenol Corporation*                129,750
         4,000  Andros Incorporated*                  69,000
         6,750  Cadence Design Systems,
                 Incorporated*                       217,687
        35,000  Computervision Corporation*          411,250
        20,000  Convex Computer Corporation*          90,000
        10,000  EG&G, Inc.                           186,250
        13,000  Intergraph Corporation*              157,625
         4,000  KLA Instruments Corporation*         171,000
        11,000  Marcam Corporation*                  165,000
         4,000  Network Equipment Technologies,
                 Incorporated*                       130,500
         3,800  System Software Associates,
                 Incorporated                        117,325
         5,000  Wang Laboratories Incorporated*       83,125
                                                 -----------
                                                   1,928,512
                                                 -----------

                TRANSPORTATION/SERVICES/
                   MISCELLANEOUS  -  8.9%
         6,000  ABC Rail Products Corporation*       133,500
         5,000  Mid-America Apartment
                 Communities, Incorporated           115,000
         5,000  Northwest Airlines Corporation*      200,625
        10,000  Performance Food Group Company*      232,500
         6,500  Redman Industries,
                 Incorporated*                       169,000
        15,000  SCP Pool Corporation*                151,875
         9,000  Skywest Incorporated                 154,125
        15,000  Sunstone Hotel Investors,
                 Incorporated                        135,000
         4,050  TNT Freightways Corporation           72,900
                                                 -----------
                                                   1,364,525
                                                 -----------
                Total Investments
                (Cost $11,051,416) 96.3%          14,728,344
                                                 -----------
                Other Assets, Net 3.7%               558,872
                                                 -----------
                Total Net Assets 100.0%          $15,287,216
                                                 -----------
                                                 -----------

* Non-income producing security

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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
         Investments, at value (at cost, $11,051,416) (Note 1)            $14,728,344
         Cash and cash equivalents (Note 1)                                   593,057
         Interest and dividends receivable                                      7,005
         Deferred organization costs, net                                      15,831
                                                                          -----------

                              Total Assets                                 15,344,237
                                                                          -----------

LIABILITIES:
       Payables:
         Accrued advisory fees (Note 3)                                         6,554
         Accrued administration fees (Note 3)                                   3,277
         Accrued directors fees and expenses                                      144
         Other payables and accrued expenses                                   47,046
                                                                          -----------

                              Total Liabilities                                57,021
                                                                          -----------
                              Net Assets                                  $15,287,216
                                                                          -----------

NET ASSETS CONSIST OF:
         Paid-in capital                                                  $ 9,687,381
         Accumulated undistributed net realized gains on investments        1,922,907
         Net unrealized appreciation of investments                         3,676,928
                                                                          -----------

                              Net Assets                                  $15,287,216
                                                                          -----------
                                                                          -----------
                              Net asset value price per share
                                 ($15,287,216 divided by 1,009,563
                                 shares outstanding)                           $15.14
                                                                              -------
                                                                              -------

    The accompanying notes are an integral part of the financial statements.
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                                       9


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SCHRODER U.S. SMALLER COMPANIES FUND
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STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
         Dividends                                                         $  112,734
         Interest                                                              56,378
                                                                           ----------

                              Total Income                                    169,112
                                                                           ----------

EXPENSES:
         Investment advisory fees (Note 3)                                     71,188
         Administration fees (Note 3)                                          35,594
         Transfer agent fees and expenses (Note 3)                             12,820
         Custodian fees                                                         9,157
         Accounting services fees (Note 3)                                     36,000
         Auditing fees                                                         22,250
         Other professional fees                                                  818
         Directors fees and expenses                                            1,292
         Other                                                                 16,592
         Amortization of organization cost                                      5,744
                                                                           ----------
                              Total Expenses                                  211,455
                                                                           ----------

NET INVESTMENT LOSS                                                           (42,343)
                                                                           ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments                                   1,960,897
         Change in unrealized appreciation of investments                   2,234,952
                                                                           ----------
NET GAIN ON INVESTMENTS                                                     4,195,849
                                                                           ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $4,153,506
                                                                           ----------
                                                                           ----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       10


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SCHRODER U.S. SMALLER COMPANIES FUND
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STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEAR        FOR THE YEAR
                                                         ENDED               ENDED
                                                    OCTOBER 31, 1995    OCTOBER 31, 1994
                                                    ----------------    ----------------
INCREASE IN NET ASSETS:
OPERATIONS:
         Net investment loss                          $    (42,343)       $    (74,317)
         Net realized gain on investments                1,960,897             562,545
         Change in unrealized appreciation of
           investments                                   2,234,952             548,825
                                                    ----------------    ----------------
         Net increase in net assets resulting
           from operations                               4,153,506           1,037,053
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET REALIZED GAIN ON INVESTMENTS                        (458,547)            (91,295)
DECREASE FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)       (1,731,532)           (111,087)
                                                    ----------------    ----------------
INCREASE IN NET ASSETS                                   1,963,427             834,671
NET ASSETS:
         Beginning of year                              13,323,789          12,489,118
                                                    ----------------    ----------------
         End of the year                              $ 15,287,216        $ 13,323,789
                                                    ----------------    ----------------
                                                    ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       11


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SCHRODER U.S. SMALLER COMPANIES FUND
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NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Schroder U.S. Smaller Companies Fund (the 'Fund') is a portfolio of Schroder Capital Funds, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following summarizes the significant accounting policies of the Fund.

   SECURITY VALUATION

         The value of securities traded on the New York Stock Exchange is based on the last sale price, and the value of securities traded on any other national stock exchange is based on the last sale price as of 4:00 p.m. in New York as quoted by authoritative sources. In the absence of a recorded sale, the average of the closing bid and asked prices is used. Securities traded on other organized markets are valued at the average of the bid and asked prices as of 4:00 p.m. in New York as available from authoritative sources at the end of the business day.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

         Realized gains and losses from security transactions are determined on the basis of identified cost.

   CASH EQUIVALENTS

         The Fund considers all deposits and the related interest income in the Chase Money Market account to be cash equivalents.

   ORGANIZATIONAL COSTS

         Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period.

   DISTRIBUTIONS TO SHAREHOLDERS

         Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized or unrealized gain or loss. Undistributed net investment income and accumulated undistributed net realized gains or losses may include temporary book and tax basis differences, primarily due to wash sales which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. PURCHASES AND SALES OF SECURITIES

         The aggregate cost of securities purchased and the proceeds from sales of securities or maturities for the year ended October 31, 1995 were $12,279,882 and $13,682,191 respectively.

--------------------------------------------------------------------------------
                                       12


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SCHRODER U.S. SMALLER COMPANIES FUND
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTIES:

         Remunerations to related parties were paid or accrued in the following amounts:

                                                         For The Year Ended
                                                          October 31, 1995
---------------------------------------------------------------------------

Schroder Capital Management International Inc.
  (investment advisory fees)                                  $ 71,188

Schroder Fund Advisors Inc. (administration fees)               35,594

Forum Financial Corp. (accounting and transfer agency
  fees)                                                         48,820
                                                            -----------

                                                              $155,602
                                                            -----------
                                                            -----------

         The advisory contract provides for an annual fee, payable monthly, of 1/2 of 1% on the first $100,000,000 of average daily net assets and 2/5 of 1% on the next $150 million of average daily net assets and 7/20 of 1% on average daily net assets in excess of $250,000,000.

         The administrative services contract provides for an annual fee, payable monthly, of 1/4 of 1% on the first $100,000,000 of average daily net assets and 1/5 of 1% on the next $150 million of average daily net assets and 7/40 of 1% on average daily net assets in excess of $250,000,000.

         Forum Financial Corp. serves as the Fund's transfer agent and dividend disbursing agent and is compensated for those services by the Fund in the amount of $12,000 per year plus certain shareholder account fees. Forum Financial Corp. also performs portfolio accounting for the Fund and is compensated for those services by the Fund in the amount of $36,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

4. FEDERAL INCOME TAXES:

         Since it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no Federal income tax provision is required.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES:

         At October 31, 1995, the Fund has one class of common shares ($0.01 par value per share) of which 10,000,000 shares are authorized and 1,009,563 shares are outstanding. Transactions in the Fund's capital shares for the years ended October 31, 1995 and October 31, 1994 were as follows:

                                                        Year Ended October 31,             Year Ended October 31,
                                                                  1995                               1994
---------------------------------------------------------------------------------------------------------------

                                                        Number of                       Number of
                                                         Shares           Amount         Shares        Amount
---------------------------------------------------------------------------------------------------------------

Shares subscribed                                            169        $     2,000          440      $   5,023
Shares issued for dividend reinvestment                   37,357            410,171        7,181         77,623
                                                        ---------       -----------     ---------     ---------
                                                          37,526            412,171        7,621         82,646
Shares redeemed                                         (156,000 )       (2,143,703)     (16,502)      (193,733)
                                                        ---------       -----------     ---------     ---------
Net increase (decrease) in outstanding shares           (118,474 )      $(1,731,532)      (8,881)     $(111,087)
                                                        ---------       -----------     ---------     ---------
                                                        ---------       -----------     ---------     ---------

6. APPRECIATION OF INVESTMENTS

         As of October 31, 1995, the aggregate cost of investment securities for Federal income tax purposes was $11,055,712 and the gross unrealized appreciation (depreciation) of investments was as follows:

Gross unrealized appreciation                                       $4,097,812
Gross unrealized depreciation                                         (425,180)
                                                                    ----------
    Net unrealized appreciation                                     $3,672,632
                                                                    ----------
                                                                    ----------

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS

    Selected Per Share Data and Ratios for the Periods Indicated.

                                                 Year Ended         Year Ended      August 6, 1993(a)-
                                              October 31, 1995   October 31, 1994    October 31, 1993
-------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period              $  11.81           $  10.99             $ 10.00
                                              ----------------   ----------------      ----------
Investment Operations:
Net investment income                                (0.04)             (0.07)              (0.02)
Net realized and unrealized gain (loss) on
  investments                                         3.78               0.97                1.01
                                              ----------------   ----------------      ----------
Total from investment operations                      3.74               0.90                0.99
Distributions from realized capital gains            (0.41)             (0.08)                 --
                                              ----------------   ----------------      ----------
Net Asset Value, end of period                    $  15.14           $  11.81             $ 10.99
                                              ----------------   ----------------      ----------
                                              ----------------   ----------------      ----------
Total return                                         32.84%              8.26%               9.90%
                                              ----------------   ----------------      ----------
                                              ----------------   ----------------      ----------

Ratios/Supplementary Data:
Net assets, end of period (Thousands)             $ 15,287           $ 13,324             $12,489
Ratio of expenses to average net assets               1.49%              1.45%               2.03%(b)
Ratio of net investment loss to average net
  assets                                             (0.30)%            (0.58)%             (0.99)%(b)
Portfolio turnover rate                              92.68%             70.82%              12.58%

(a) Commencement of operations.
(b) Annualized.

8. SUBSEQUENT EVENT

         Shareholders of Schroder Capital Funds, Inc. (the 'Company') have approved the reorganization of the Company from a Maryland corporation into a Delaware business trust under the name Schroder Capital Funds (Delaware). This reorganization occurred on December 11, 1995. As a Delaware business trust, the Trust's operations will be governed by its Trust Instrument and applicable Delaware law rather than by the Articles of Incorporation, By-Laws and Maryland law which presently govern the Company's operations.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                *    *    *    *

  SPECIAL MEETING OF SHAREHOLDER (UNAUDITED)

         There was a special meeting of the shareholders of Schroder Capital Funds, Inc. (the 'Company'), including shareholders of the Fund, on October 23, 1995. At the special meeting, shareholders of the Company re-elected the current directors of the Company, approved the reorganization of the Company as a Delaware business trust under the name Schroder Capital Funds (Delaware) and approved the conversion of the Fund to a Core and Gateway'r' structure. Of 1,017,862 shares outstanding of the Fund as of the record date for the special meeting, 1,017,758 were present in person or by proxy.

         The first matter about which the Fund's shareholders voted was the reelection of the Company's directors: Peter E. Guernsey, Ralph E. Hansmann, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann C. Schwab and Mark J. Smith. The Fund's shareholders voted with the other shareholders of the Company with respect to this matter. Each of the shares of the Fund present at the special meeting was voted in favor of reelection of the current directors of the Company. There were no shares voted against reelection, and no abstentions or broker non-votes.

         The other matter about which the Fund's shareholders voted was the reorganization of the Company from a Maryland corporation into a Delaware business trust. The Fund's shareholders voted with the other shareholders of the Company with respect to this matter. Each of the shares of the Fund present at the special meeting was voted in favor of reorganization of the Company as a Delaware business trust. There were no shares voted against the reorganization, and no abstentions or broker non-votes.

   DISTRIBUTIONS (UNAUDITED)

         During the fiscal year ended October 31, 1995, the fund distributed $135,365 in long-term capital gains to shareholders.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

         To the Shareholders and Directors of Schroder U.S. Smaller Companies
   Fund:

         We have audited the accompanying statement of assets and liabilities of the Schroder U.S. Smaller Companies Fund (a separately managed portfolio of Schroder Capital Funds, Inc.), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period that ended, and the financial highlights for each of the two years in the period then ended and the period August 6, 1993 to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder U.S. Smaller Companies Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period that ended, and the financial highlights for each of the two years in the period then ended and the period August 6, 1993 to October 31, 1993 in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND, L.L.P.

Boston, Massachusetts
December 27, 1995

--------------------------------------------------------------------------------
                                       17

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

DIRECTORS

Peter E. Guernsey

Ralph E. Hansmann

John I. Howell

Laura E. Luckyn-Malone

Clarence F. Michalis

Hermann C. Schwab

Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board

Laura E. Luckyn-Malone
  President

Robert G. Davy
  Vice President

Richard Foulkes
  Vice President

John Y. Keffer
  Vice President

Jane Lucas
  Vice President

Catherine A. Mazza
  Vice President

Mark J. Smith
  Vice President

Fariba Talebi
  Vice President

John Troiano
  Vice President

Ira L. Unschuld
  Vice President

Robert Jackowitz
  Treasurer

Margaret H. Douglas-Hamilton
  Secretary

Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary

David I. Goldstein
  Assistant Treasurer
  Assistant Secretary

Gerardo Machado
  Assistant Secretary

Barbara Gottlieb
  Assistant Secretary

--------------------------------------------------------------------------------

      INVESTMENT ADVISER

      Schroder Capital Management International Inc.
      787 Seventh Avenue
      New York, New York 10019

      ADMINISTRATOR & DISTRIBUTOR

      Schroder Fund Advisors, Inc.
      787 Seventh Avenue
      New York, New York 10019

      CUSTODIAN

      The Chase Manhattan Bank, N.A.
      Chase MetroTech Center
      Brooklyn, New York 11245

      ACCOUNTING, TRANSFER AND DIVIDEND
      DISBURSING AGENT

      Forum Financial Corp.
      Two Portland Square
      Portland, Maine 04101

      COUNSEL

      Jacobs Persinger & Parker
      77 Water Street
      New York, New York 10005

      INDEPENDENT AUDITORS

      Coopers & Lybrand L.L.P.
      One Post Office Square
      Boston, Massachusetts 02109

      This report is for the information of the shareholders of the Schroder U.S. Smaller Companies Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior deliv-ery of the Fund's current prospectus.

                                  [Logo]

             Schroder
             U.S. Smaller
             Companies
             Fund

             ANNUAL REPORT

             October 31, 1995

             Schroder Capital Funds, Inc.